UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 21, 2020

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas,	New York,	NY	10036
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(212)	345-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	MMC	New York Stock Exchange
Chicago Stock Exchange
London Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Marsh & McLennan Companies, Inc. (the “Company”) was held on May 21, 2020. Represented at the meeting were 460,520,160 shares, or 90.25%, of the Company’s 510,223,348 shares of common stock outstanding and entitled to vote at the meeting. Set forth below are the final voting results for the actions taken by the stockholders at the meeting.

1.    The Company’s stockholders elected the thirteen (13) director nominees named below to a one-year term expiring at the 2021 annual meeting or until their successors are elected and qualified, with each receiving the following votes:

Director Nominee	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
Anthony K. Anderson	426,592,467	4,040,177	365,171	29,522,345
Oscar Fanjul	420,662,334	9,921,186	414,295	29,522,345
Daniel S. Glaser	428,561,485	2,113,653	322,677	29,522,345
H. Edward Hanway	428,449,835	2,151,630	396,350	29,522,345
Deborah C. Hopkins	429,556,906	1,135,591	305,318	29,522,345
Tamara Ingram	430,073,657	609,087	315,071	29,522,345
Jane H. Lute	428,824,681	1,633,150	539,984	29,522,345
Steven A. Mills	422,551,072	8,049,790	396,953	29,522,345
Bruce P. Nolop	413,915,127	16,700,248	382,440	29,522,345
Marc D. Oken	424,716,863	5,873,290	407,662	29,522,345
Morton O. Schapiro	414,197,950	16,367,358	432,507	29,522,345
Lloyd M. Yates	427,310,468	3,327,643	359,704	29,522,345
R. David Yost	428,534,888	2,103,771	359,156	29,522,345

2.    The Company’s stockholders approved, by nonbinding vote, the compensation of the Company's named executive officers, as disclosed in the Company’s 2020 Proxy Statement, with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
404,846,615	25,206,739	944,461	29,522,345

3.    The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, with the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
443,675,505	16,498,726	345,929	N/A

4.    The Company’s stockholders approved the Marsh & McLennan Companies, Inc. 2020 Incentive and Stock Award Plan, votes were cast as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
417,304,586	13,056,091	637,138	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Katherine J. Brennan
Name:	Katherine J. Brennan
Title:	Deputy General Counsel, Corporate Secretary & Chief Compliance Officer

Date:    May 26, 2020

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